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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 10, 2001
                                (Date of Report)



                                 UGI Corporation
             (Exact name of registrant as specified in its charter)



    Pennsylvania                     1-11071                23-2668356
(State or other jurisdiction    (Commission File           (I.R.S. Employer
  of incorporation)                 Number)              Identification No.)



                                460 N. Gulph Road
                       King of Prussia, Pennsylvania 19406
               (Address of principal executive offices) (Zip Code)



                                 (610) 337-1000
              (Registrant's telephone number, including area code)



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UGI Corporation                                                         Form 8-K
Page 2                                                            April 10, 2001



Item 5.    Other Events

         On Wednesday, April 25, 2001, UGI Corporation will report earnings for the second quarter ended March 31, 2001. Lon R.Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm. The live webcast of the teleconference will begin at 4:00 PM Eastern Daylight Savings Time.
The webcast will be archived through May 11, 2001.

         In addition, a telephonic replay of the teleconference will be available until midnight Eastern Daylight Savings Time on Friday April 27, 2001 and can be accessed by dialing 1-888-203-1112, Passcode 524329. International replay access is 719-457-0820, Passcode 524329.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UGI Corporation
                                               (Registrant)



                                               By:/s/Robert W. Krick
                                                  --------------------------
                                                  Robert W. Krick
                                                  Treasurer

Date:  April 10, 2001